UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

CTS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CTS CORPORATION 2026 Annual MeetingVote by May 13, 202611:59 PM ET CTS CORPORATIONATTN: MARK PACIONI4925 INDIANA AVENUE LISLE, IL 60532 V87512-P48235 You invested in CTS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 14, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requestingthempriortoApril30,2026.If you would like to request a copy of the material(s) for this and/or future shareholdermeetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will nototherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.comControl # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 14, 2026 9:30 a.m. Central Time Hotel Arista2139 City Gate LaneCyprus Room, 12th floorNaperville, Illinois 60563 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming Annual Meeting. Please follow the instructions on the reverse side to vote on these important matters. Board Recommends Voting Items 1. Election of Directors. Nominees: 1a. Donna M. Costello For 1b. Amy M. Dodrill For 1c. William S. Johnson For 1d. Kimberly B. MacKay For 1e. Kieran M. O'Sullivan For 1f. Robert A. Profusek For 1g. Randy L. Stone For 1h. Alfonso G. Zulueta For 2. Approval, on an advisory basis, of the compensation of CTS’ named executive officers. For 3. Ratification of the appointment of Grant Thornton LLP as CTS’ independent auditor for 2026. For NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V87513-P48235